                              EXHIBIT 24.1

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ JOHN D. BOYLES
                                   John D. Boyles

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ ROBERT H. WARRINGTON
                                   Robert H. Warrington

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ KEVIN T. KABAT
                                   Kevin T. Kabat

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ RICHARD M. DEVOS, JR.
                                   Richard M. DeVos, Jr.

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 23, 1998                  /S/ JOHN P. KELLER
                                   John P. Keller

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ DAVID J. WAGNER
                                   David J. Wagner

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ MARGARET SELLERS WALKER
                                   Margaret Sellers Walker

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ RICHARD L. ANTONINI
                                   Richard L. Antonini

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ HENDRIK G. MEIJER
                                   Hendrik G. Meijer

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 21, 1998                  /S/ WILLIAM G. GONZALEZ
                                   William G. Gonzalez

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ PERCY A. PIERRE
                                   Percy A. Pierre

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ MARILYN J. SCHLACK
                                   Marilyn J. Schlack

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ PETER F. SECCHIA
                                   Peter F. Secchia

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ WILLIAM P. CRAWFORD
                                   William P. Crawford

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ JAMES P. HACKETT
                                   James P. Hackett

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ ERINA HANKA
                                   Erina Hanka

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ EARL D. HOLTON
                                   Earl D. Holton

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa

                         LIMITED POWER OF ATTORNEY
                         (DEBT AND EQUITY PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $250,000,000 of debt and equity securities (the "Maximum Aggregate Amount") consisting of (a) senior or subordinated debt securities, including medium-term notes, warrants to purchase debt securities, debt securities with warrants attached thereto and debt securities which are convertible into or exchangeable for capital securities of the Company (collectively, the "Debt Securities"), which Debt Securities may be denominated in U.S. dollars or in foreign currencies (including any composite currency) or in amounts determined in reference to one or more indices or determined otherwise, plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount, (b) shares of preferred stock of the Company, which shares of preferred stock may include, but shall not be limited to, fixed rate perpetual preferred stock and preferred stock which is convertible into common stock of the Company, and warrants to purchase preferred stock (the "Preferred Shares"), and
(c) shares of common stock of the Company and warrants to purchase the common stock (the "Common Shares");

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities, the Preferred Shares and the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities, the Preferred Shares and the Common Shares under the securities laws of any state or other jurisdiction.

February 16, 1998                  /S/ FRED P. KELLER
                                   Fred P. Keller